UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012 (November 8, 2012)

IPAYMENT HOLDINGS, INC.

IPAYMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-177233-19 000-50280	20-4777880 62-1847043
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tower 56, 126 East 56th Street 33rd Floor New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 802-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2012, iPayment Holdings, Inc. and iPayment, Inc. announced their preliminary financial results for the third quarter ended September 30, 2012. The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the attached Exhibit 99.1 is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued November 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPAYMENT HOLDINGS, INC.

By:	/s/ Mark C. Monaco
Name: Mark C. Monaco Title: Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment Holdings, Inc. (Principal Financial Officer)

Dated: November 8, 2012

IPAYMENT, INC.

By:	/s/ Mark C. Monaco
Name: Mark C. Monaco Title: Executive Vice President, Chief Financial Officer, Treasurer and Director of iPayment, Inc. (Principal Financial Officer)

Dated: November 8, 2012

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